UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2016

VAALCO Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Richmond Avenue, Suite 700 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0801

Not Applicable

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry into a Material Definitive Agreement.

On June 29, 2016, VAALCO Energy, Inc. (the “Company”) and its subsidiary, VAALCO Gabon (Etame), Inc. (the “Subsidiary”) executed a Supplemental Agreement with the International Finance Corporation (“IFC”), the lender under the Company’s revolving credit facility (the “Existing Loan Agreement”).  The Supplemental Agreement, among other things, amended and restated the Existing Loan Agreement (the “Amended Loan Agreement”) to convert $20 million of the revolving portion of the credit facility, of which $15 million is currently outstanding, to a term loan (the “Term Loan”).  The Term Loan provides for quarterly principal and interest payments through June 30, 2019 at a rate of LIBOR plus 5.75%.

The Subsidiary has the option to request to draw an additional $5 million (the “Additional Term Loan”) in a single disbursement from IFC between now and December 31, 2016, provided that IFC determines in its sole discretion that the Subsidiary’s current and projected revenue from operations is sufficient to cover the aggregate amount of principal, interest, commissions, fees and any other amounts in respect of the Additional Term Loan.  If drawn, the Additional Term Loan amount shall be amortized in equal quarterly installments through June 30, 2018.

The new agreement provides for quarterly principal and interest payments through June 30, 2019 at a rate of LIBOR plus 5.75%. All covenants under the Amended Loan Agreement remain substantially the same except that the net debt to EBITDAX limitation has been raised from three times EBITDAX to five times EBITDAX through the end of 2016, and then reverts back to three times effective for the quarter ending March 31, 2017

The Amended Loan Agreement is guaranteed by the Company and is secured by the assets of the Subsidiary.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Supplemental Agreement. A copy of the Supplement Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Amended and Restated Loan Agreement set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01Regulation FD.

On July 6, 2016, the Company issued a press release announcing the execution of an Amended and Restated Loan Agreement with the IFC. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
10.1	Supplemental Agreement, by and between VAALCO Gabon (Etame), Inc., VAALCO Energy, Inc. and the International Finance Corporation, dated as of June 29, 2016.
99.1	Press Release, dated July 6, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.

(Registrant)

Date:  July 6, 2016

By:       /s/ Eric J. Christ

Name:  Eric J. Christ

Title:    Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Description
10.1	Supplemental Agreement, by and between VAALCO Gabon (Etame), Inc., VAALCO Energy, Inc. and the International Finance Corporation, dated as of June 29, 2016.
99.1	Press Release, dated July 6, 2016